GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2022 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 89.3%
Equity – 33.0%
1,403,764	Goldman Sachs Large Cap Value Insights Fund - Class R6	$ 27,233,030
2,187,663	Goldman Sachs International Equity Insights Fund - Class R6	22,882,954
862,140	Goldman Sachs Large Cap Growth Insights Fund - Class R6	21,777,660
1,130,114	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	8,023,806
303,639	Goldman Sachs Small Cap Equity Insights Fund - Class R6	6,282,289
250,957	Goldman Sachs Global Infrastructure Fund - Class R6	2,825,772
315,770	Goldman Sachs Global Real Estate Securities Fund - Class R6	2,693,516
143,467	Goldman Sachs International Small Cap Insights Fund - Class R6	1,385,895

		93,104,922

Exchange Traded Funds – 56.3%
1,071,427	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	76,092,746
1,638,878	Goldman Sachs ActiveBeta International Equity ETF	40,562,230
465,035	Goldman Sachs MarketBeta International Equity ETF	18,666,505
544,862	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	14,073,731
247,230	Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,023,895

		158,419,107

TOTAL UNDERLYING FUNDS – 89.3% (Cost $249,239,280)		$251,524,029

Shares	Dividend Rate	Value

Investment Company(a) – 7.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
20,722,390	2.911%	$ 20,722,390
(Cost $ 20,722,390)

TOTAL INVESTMENTS – 96.7% (Cost $269,961,670)		$272,246,419

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%		9,256,351

NET ASSETS – 100.0%		$281,502,770

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	1,602,782	AUD	2,380,000	12/21/22	$78,110
	USD	2,374,084	CHF	2,310,000	12/21/22	12,477
	USD	547,194	DKK	4,060,000	12/21/22	8,398
	USD	7,273,424	EUR	7,260,000	12/21/22	110,771
	USD	3,164,811	GBP	2,755,000	12/21/22	84,721
	USD	661,054	HKD	5,180,000	12/21/22	225
	USD	105,580	ILS	360,000	12/21/22	3,875
	USD	4,529,441	JPY	648,000,000	12/21/22	8,775
	USD	149,595	NOK	1,500,000	12/21/22	11,548
	USD	48,241	NZD	80,000	12/21/22	3,448
	USD	812,966	SEK	8,700,000	12/21/22	24,710
	USD	255,955	SGD	360,000	12/21/22	5,011

TOTAL						$352,069

FUTURES CONTRACTS — At September 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	182	12/16/22	$32,773,650	$(4,259,302)
S&P Toronto Stock Exchange 60 Index	16	12/15/22	2,585,297	(130,474)

TOTAL FUTURES CONTRACTS				$(4,389,776)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,030.000	10/05/2022	(4)	$(1,612,000)	$(20)	$(21,564)	$21,544
S&P 500 Index	4,060.000	10/12/2022	(4)	(1,624,000)	(100)	(18,058)	17,958
S&P 500 Index	3,975.000	10/19/2022	(4)	(1,590,000)	(1,130)	(24,246)	23,116
S&P 500 Index	3,800.000	10/26/2022	(5)	(1,900,000)	(14,225)	(31,298)	17,073
S&P 500 Index	3,765.000	10/31/2022	(4)	(1,506,000)	(17,520)	(22,637)	5,117
S&P 500 Index	3,770.000	10/31/2022	(4)	(1,508,000)	(16,920)	(21,917)	4,997
S&P 500 Index	3,775.000	10/31/2022	(4)	(1,510,000)	(16,280)	(21,157)	4,877
S&P 500 Index	3,780.000	10/31/2022	(4)	(1,512,000)	(15,680)	(20,437)	4,757
S&P 500 Index	3,785.000	10/31/2022	(4)	(1,514,000)	(15,120)	(19,717)	4,597
S&P 500 Index	4,085.000	10/31/2022	(1)	(408,500)	(262)	(6,880)	6,617
S&P 500 Index	4,100.000	10/31/2022	(1)	(410,000)	(233)	(5,779)	5,547
S&P 500 Index	4,180.000	10/31/2022	(1)	(418,000)	(125)	(6,308)	6,183
S&P 500 Index	4,340.000	10/31/2022	(1)	(434,000)	(40)	(6,399)	6,359
S&P 500 Index	4,520.000	10/31/2022	(1)	(452,000)	(18)	(4,639)	4,622
S&P 500 Index	3,850.000	11/30/2022	(1)	(385,000)	(5,200)	(8,844)	3,644
S&P 500 Index	4,060.000	11/30/2022	(1)	(406,000)	(1,420)	(8,053)	6,633
S&P 500 Index	4,155.000	11/30/2022	(1)	(415,500)	(770)	(7,269)	6,499

			(45)	$(33,757,500)	$(105,063)	$(255,202)	$150,140

Puts
S&P 500 Index	3,750.000	10/05/2022	(4)	(1,500,000)	(66,240)	(18,016)	(48,224)
S&P 500 Index	3,800.000	10/12/2022	(4)	(1,520,000)	(88,020)	(24,270)	(63,750)
S&P 500 Index	3,700.000	10/19/2022	(4)	(1,480,000)	(61,220)	(19,220)	(42,000)
S&P 500 Index	3,475.000	10/26/2022	(5)	(1,737,500)	(32,400)	(23,662)	(8,738)
S&P 500 Index	3,445.000	10/31/2022	(4)	(1,378,000)	(23,640)	(19,157)	(4,483)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$3,450.000	10/31/2022	(4)	$(1,380,000)	$(24,160)	$(19,597)	$(4,563)
S&P 500 Index	3,455.000	10/31/2022	(4)	(1,382,000)	(26,660)	(20,037)	(6,623)
S&P 500 Index	3,460.000	10/31/2022	(4)	(1,384,000)	(25,220)	(20,557)	(4,663)
S&P 500 Index	3,465.000	10/31/2022	(4)	(1,386,000)	(25,780)	(20,997)	(4,783)
S&P 500 Index	3,710.000	10/31/2022	(1)	(371,000)	(17,660)	(6,641)	(11,019)
S&P 500 Index	3,745.000	10/31/2022	(1)	(374,500)	(19,885)	(7,179)	(12,706)
S&P 500 Index	3,785.000	10/31/2022	(1)	(378,500)	(22,850)	(7,656)	(15,194)
S&P 500 Index	3,945.000	10/31/2022	(1)	(394,500)	(35,800)	(7,929)	(27,871)
S&P 500 Index	4,135.000	10/31/2022	(1)	(413,500)	(54,005)	(10,053)	(43,952)
S&P 500 Index	3,400.000	11/30/2022	(1)	(340,000)	(9,030)	(7,213)	(1,817)
S&P 500 Index	3,625.000	11/30/2022	(1)	(362,500)	(17,215)	(7,675)	(9,540)
S&P 500 Index	3,705.000	11/30/2022	(1)	(370,500)	(21,020)	(9,469)	(11,551)

			(45)	$(33,757,500)	$(570,805)	$(249,328)	$(321,477)
[ETO]Total written option contracts			(90)	$(9,000)	$(675,868)	$(504,530)	$(171,337)

TOTAL			(90)	$(9,000)	$(675,868)	$(504,530)	$(171,337)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	53	$132,500	$6,625	$216,141	$(209,516)
Eurodollar Futures	97.750	03/13/2023	94	235,000	5,288	258,472	(253,185)
Eurodollar Futures	99.000	12/19/2022	235	587,500	1,469	334,645	(333,176)
Eurodollar Futures	98.750	12/19/2022	68	170,000	850	63,058	(62,208)
Eurodollar Futures	98.000	12/19/2022	24	60,000	600	59,756	(59,156)
Eurodollar Futures	97.500	06/17/2024	97	242,500	72,750	143,987	(71,237)
Eurodollar Futures	95.875	06/20/2023	30	75,000	21,937	82,795	(60,857)
Eurodollar Futures	95.875	09/18/2023	28	70,000	29,925	82,515	(52,590)
Eurodollar Futures	97.250	12/18/2023	43	107,500	21,231	55,193	(33,962)
Eurodollar Futures	97.500	03/18/2024	110	275,000	63,937	149,130	(85,193)
Eurodollar Futures	95.875	03/13/2023	19	47,500	7,363	54,069	(46,707)
Eurodollar Futures	95.125	03/18/2024	6	15,000	16,125	18,989	(2,864)
Eurodollar Futures	95.125	06/17/2024	6	15,000	18,563	21,914	(3,351)
Eurodollar Futures	95.125	09/16/2024	6	15,000	20,662	24,314	(3,651)
Eurodollar Futures	95.000	09/18/2023	4	10,000	8,375	9,309	(934)
Eurodollar Futures	95.000	12/18/2023	4	10,000	9,675	11,559	(1,884)

TOTAL			827	$2,067,500	$305,375	$1,585,846	$(1,280,471)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund

Abbreviations:
MS & Co. Int. PLC — Morgan Stanley & Co. International PLC

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2022:

DYNAMIC GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds	$251,524,029	$—	$—
Investment Company	20,722,390	—	—

Total	$272,246,419	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$352,069	$—
Purchased Option Contracts	305,375	—	—

Total	$305,375	$352,069	$—

Liabilities
Futures Contracts(a)	$(4,389,776)	$—	$—
Written Option Contracts	(675,868)	—	—

Total	$(5,065,644)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds . Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk— A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.